KEMPER BLUE CHIP FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1996

Seeking growth of capital and of income

    "Careful selection of stocks in the financial sector contributed to the second best year in the fund's history."



                                                        [KEMPER FUNDS LOGO]

Table of
Contents

2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of
Investments
15
Report of
Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
22
Financial Highlights

At A Glance

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
TOTAL RETURNS
--------------------------------------------------------------------------------

For the year ended October 31, 1996 (unadjusted for any sales charge)

                                 [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                          26.72%
CLASS B                          25.82%
CLASS C                          25.75%
LIPPER GROWTH & INCOME
 FUNDS CATAGORY AVERAGE*         21.21%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                          AS OF      AS OF
                                        10/31/96   10/31/95
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS A            $17.14     $14.87
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS B            $17.09     $14.82
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS C            $17.15     $14.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------

Compared to all other funds in the Lipper Growth and Income Funds category

                  CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
1-YEAR            #54 OF        #74 OF       #78 OF
                 516 FUNDS     516 FUNDS   516 FUNDS
--------------------------------------------------------------------------------
5-YEAR            #178 OF        N/A          N/A
                 210 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

During the fiscal year, Kemper Blue Chip Fund paid the following dividends:

                      CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND:      $ 0.195    $0.0759    $0.0811
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN:         $ 0.68     $0.68      $0.68
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN:         $ 0.52     $0.52      $0.52
--------------------------------------------------------------------------------

Terms To Know

BETA A mathematical measure of the sensitivity of rates of return on a portfolio or a given stock compared with rates of return on the market as a whole. A high beta (above 1.0) indicates moderate or high price volatility. A beta of 1.5 forecasts a 1.5 percent change in the return on an asset for every 1 percent change in the return on the market. As of October 31, 1996, Kemper Blue Chip Fund had a beta of 1.03.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

SECTOR A specific industry group.

SEMICONDUCTOR A material that is neither a good conductor of electricity, nor a good insulator, and whose conduction properties can therefore be manipulated easily. Semiconductor devices are the essential parts that make it possible to build small, inexpensive electronic machines.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A measure of the relative volatility of a stock to the overall market is its beta.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.5% compared to 6.3% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                               NOW (11/30/96)    6 MONTHS AGO    1 YEAR AGO      2 YEAR AGO
    10-YEAR TREASURY RATE(1)         6.2              6.91         5.71             7.81
    PRIME RATE(2)                    8.25             8.25         8.65             8.5
    INFLATION RATE(3)                3.19             2.75         2.6              2.67
    THE U.S. DOLLAR(4)               3.46             9.15        -2.58            -4.52
    CAPITAL GOODS ORDERS(5)*         7.61             3.93        11.3             12.38
    INDUSTRIAL PRODUCTION(5)*        3.6              3.35         1.71             6.58
    EMPLOYMENT GROWTH(6)             2.11             2.08         1.92             3.4

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of October 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

December 10, 1996

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[CHESTER PHOTO]


TRACY MCCORMICK CHESTER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1994 AND IS NOW A SENIOR VICE PRESIDENT OF ZKI AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

A DISCIPLINED APPROACH TO BUYING STOCKS AND SELLING HOLDINGS AT OR NEAR EXPECTED VALUATIONS HELPED PORTFOLIO MANAGER TRACY MCCORMICK CHESTER GUIDE KEMPER BLUE CHIP FUND THROUGH A VOLATILE MARKET IN 1996 TO ACHIEVE EXCEPTIONAL PERFORMANCE.

Q    WITH A RETURN OF 26.72 PERCENT (CLASS A SHARES UNADJUSTED FOR SALES CHARGE)
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, THE FUND OUTPERFORMED BOTH THE STANDARD & POOR'S 500 STOCK INDEX* AND THE RUSSELL 1000 INDEX**. IN JUST TWO YEARS, KEMPER BLUE CHIP FUND HAS MOVED FROM THE THIRD QUARTILE OF THE LIPPER GROWTH AND INCOME CATEGORY TO THE FIRST FOR THE 1-YEAR PERIOD ENDED OCTOBER 31, 1996 (SEE PAGE 2 FOR FULL RANKING DISCLOSURE). WHAT DID YOU DO TO CONTINUE THE MOMENTUM DURING THIS PERIOD?

A    This year, shareholders really got paid for active management because there was a great deal of rotation and increased volatility in the market. We saw significant corrections within groups and within individual stocks at different points during the year. Early on, we had a strong position in retail and quite a few conglomerates. Conversely, we were light in financials because we expected economic concerns to hurt financials early in 1996. As we got to the end of the first quarter, retail seemed to be fully valued so we reduced our exposure to it. The conglomerates had also reached their target valuations so we stepped away from them. The financials had underperformed, as we expected, because the market was reacting to concerns about inflation and the possibility that the Federal Reserve Board (the Fed) would increase interest rates. We didn't feel it was likely that the Fed would make such a move because the economy seemed to be weakening after a growth period, so we added financials we felt were fundamentally well positioned. Careful selection of stocks in the financial sector contributed to the second best year in the fund's history. In April, financials took off and they really haven't stopped yet.

     Throughout the year, we were careful about the amount of exposure we had to technology. Our weightings were somewhat light and were focused mainly on the service companies and some lower multiple stocks early on. As the year progressed, we started raising our exposure to more aggressive technology names, such as Analog Devices, National Semiconductor and Texas Instruments, because the companies had gone through a year-long inventory correction cycle which we felt had bottomed. Aerospace was another sector that performed well for us throughout the period. Boeing has consistently had solid returns and this year we expanded our exposure in this sector into some supplier names such as United Technologies, Inc. and Sundstrand.

*The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

**The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

PERFORMANCE UPDATE

Q    BEYOND THE SECTOR PERFORMANCE, WHAT WERE THE EXCEPTIONAL PERFORMERS?

A    This was a market that favored larger company stocks which is an obvious advantage to a fund focused on blue chip companies. Our consumer staples, which included Clorox, Avon and Procter & Gamble, did well as the market became more defensive midyear. In the gaming industry, we had a nice run with Circus Circus Enterprises. We acted on news of restructuring in the Hilton Hotels and enjoyed some nice gains there, too. Our largest holding in the fund at the close of the fiscal year was Ryder System, Inc. This is a good example of a stock that is not getting a great deal of attention from the market but one where we see a great deal of upside potential. We started building a position in Ryder over the summer because of some positive restructuring we saw happening. They recently announced the sale of their consumer rental unit and, based on the research we conducted, we feel they are poised for growth if they pull off becoming more of a pure logistics management company.

Q    AS SHAREHOLDERS COMPARE THE FUND'S TOP 20 HOLDINGS (SEE PAGE 10) AT THE END
OF THIS YEAR WITH THOSE THAT WERE LISTED LAST YEAR, WHAT WILL THEY SEE?

A    Big changes have been made as a result of our active management this year and the moves we made to succeed in a volatile market. One of the elements we look for in a stock that we have a large position in is a consistent ability to outperform the fund's overall return. We want to make sure they are pulling their weight. If we don't see that kind of performance, we reevaluate the positions and move out of those holdings that appear to be fully valued.

Q    AFTER SUCH A SUCCESSFUL YEAR, IT APPEARS YOU AND YOUR STAFF DID NEARLY
EVERYTHING RIGHT BUT WERE THERE ANY OPPORTUNITIES YOU MISSED DURING THE YEAR?

A    Well, I do wish we had been a little more aggressive in buying some of the undervalued technology stocks that were out there early in the fall when technology prices were way down. I was somewhat restrained because our performance for 1996 was very strong at that point and I was reluctant to go out on a limb and take on the risk. I am very conscious of managing the risk to the fund.

     A move that did hurt us slightly was a somewhat premature selling of our consumer staples. They continued to keep climbing after we sold so we missed part of that run. We had done a good job of buying names like Avon and Clorox and we did make a fair amount of money on them but we just did not hold them long enough. It was disappointing to miss a portion of that move but if you are committed to stepping away from a stock when it reaches the expected targets, you avoid holding it too long and ending up with something that is played out. Being overly optimistic is usually dangerous in the market.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET AND WHAT ARE YOU DOING WITH KEMPER BLUE
CHIP FUND TO POSITION IT FOR THE UPCOMING MONTHS?

A    I am raising my beta a little bit in technology. We went through a pretty significant correction in 1996 and I do think 1997 could be a better year for semiconductors in particular -- National Semiconductor and Texas Instruments are names I bought near the end of the period. The market seems to be reflecting a slowdown in the economy and a belief that interest rates are going to stay at this level or lower. I am reexamining some of the consumer cyclicals like Federated Department Stores that have corrected significantly recently. I'm also focusing on stocks which have not received a great deal of attention from Wall Street. As I mentioned, this is where our research provides a lot of added value. Examples include McKesson, a distributor which recently acquired the assets of Foxmeyer, another distributor, out of bankruptcy. We believe this acquisition could greatly increase sales and earnings for McKesson. Another example is Jefferson-Pilot, an insurance company that we believe has significant earnings leverage as it redeploys excess capital.

Q    HOW DO YOU EXPECT THE FUND TO RESPOND IF THE MARKET SLIPS IN 1997?

A    Our disciplined valuation approach should help us in a down market -- when holdings reach expected targets, we

PERFORMANCE UPDATE

normally eliminate or reduce our position. The temptation is to raise targets because the stock has been a good performer. We also try not to buy a stock unless we see 20 to 25 percent upside potential. This has been a market where, at any point, one sector can look good and then another can spring up with a strong outlook as well, so we have been moving around. If this pattern continues, we will just keep shifting in an attempt to take advantage of the greatest opportunities.

Q    ARE YOU AT ALL SURPRISED AT THE SUCCESS YOU HAVE HAD IN TURNING THIS FUND
AROUND IN JUST TWO YEARS?

A    I always knew we could do well in this category. Our research and analysis is truly top-notch so we have the information we need to make educated decisions. Personally, I made a point early in this fiscal year to become more familiar with the financial sector because I had not done a great deal with this sector previously and I wanted to make certain we got our positioning right there. Our success investing in financials this year is proof that we did get it right. Certain market shifts could be a detriment to this fund but, over the long haul, I don't think there is any reason why we shouldn't continue to do well.

PERFORMANCE UPDATE

KEMPER BLUE CHIP FUND
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

For periods ended October 31, 1996 (adjusted for the maximum sales charge)

                                                                          LIFE OF
                                                      1-YEAR    5-YEAR     CLASS
-----------------------------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS A                         19.41%    10.26%     11.22%    (since 11/23/87)
-----------------------------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS B                         22.82%      N/A      18.51      (since 5/31/94)
-----------------------------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS C                         25.75%      N/A      19.69      (since 5/31/94)
-----------------------------------------------------------------------------------------------------

                                 [Line Graph]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Blue Chip Fund Class A from 12/1/87 through 10/31/96
--------------------------------------------------------------------------------

                                  12/1/87      12/31/90      12/31/93      10/31/96
-----------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS A     10000         11581         17157         25876
RUSSELL 1000 INDEX +              10000         15726         25137         40281
RUSSELL 1000 GROWTH INDEX ++      10000         16465         25113         41314
S & P 500 STOCK INDEX +++         10000         16077         24811         40239

                                 [Line Graph]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Blue Chip Fund Class B from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                   5/31/94     12/31/94      12/31/95      10/31/96
-----------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS B      10000         9801         12828        15084
RUSSELL 1000 INDEX +               10000        10190         14040        16270
RUSSELL 1000 GROWTH INDEX ++       10000        10529         14445        16872
S & P 500 STOCK INDEX +++          10000        10284         14135        16456

                                 [Line Graph]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Blue Chip Fund Class C from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                   5/31/94     12/31/94      12/31/95      10/31/96
-------------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS C      10000         9838         12890          15448
RUSSELL 1000 INDEX +               10000        10190         14040          16270
RUSSELL 1000 GROWTH INDEX ++       10000        10529         14445          16872
S & P 500 STOCK INDEX +++          10000        10284         14135          16456

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge
(CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

 1    Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing Kemper Blue Chip Fund to the three indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices. Beginning with the next annual report, the Russell 1000 Index, a more representative index for the fund, will be shown instead of the Russell 1000 Growth Index.

+     The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

++    The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

+++   The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on October 31, 1996, and on October 31, 1995.

                     [Year-to-Year Comparison Bar Graph]

                             KEMPER BLUE CHIP FUND      KEMPER BLUE CHIP FUND
                                 ON 10/31/96                ON 10/31/95
CONSUMER NON-DURABLES               18.3%                       19.0%

FINANCE                             16.2%                        9.0%

HEALTH CARE                         14.4%                       16.0%

CAPITAL GOODS                       11.9%                       17.6%

TECHNOLOGY                          10.1%                       16.7%

ENERGY                               9.1%                        4.7%

BASIC INDUSTRIES                     7.8%                        5.6%

UTILITIES                            6.3%                        7.2%

TRANSPORTATION                       5.9%                        1.6%

CONSUMER DURABLES                    0.0%                        2.6%


A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on October 31, 1996, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                        [Russell Comparison Bar Graph]

                             KEMPER BLUE CHIP FUND     RUSSELL 1000 INDEX
                                 ON 10/31/96               ON 10/31/96
CONSUMER NON-DURABLES               18.3%                       21.1%

FINANCE                             16.2%                       16.8%

HEALTH CARE                         14.4%                       10.9%

CAPITAL GOODS                       11.9%                        9.7%

TECHNOLOGY                          10.1%                       13.0%

ENERGY                               9.1%                        8.2%

BASIC INDUSTRIES                     7.8%                        5.6%

UTILITIES                            6.3%                       10.4%

TRANSPORTATION                       5.9%                        1.5%

CONSUMER DURABLES                    0.0%                        2.8%

* The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

LARGEST HOLDINGS

THE FUND'S 20 LARGEST HOLDINGS*

Representing 30.9% of the fund's total net assets on October 31, 1996

--------------------------------------------------------------------------------
       HOLDINGS                                                     PERCENT
--------------------------------------------------------------------------------
1.     RYDER        Truck, tractor and trailer lessor and renter            2.1%
       SYSTEM
       INC.
--------------------------------------------------------------------------------
2.     AMERITECH    Telecommunications and exchange access services         1.9%
       CORP.
--------------------------------------------------------------------------------
3.     SUNDSTRAND   Systems and components for aerospace and industrial     1.7%
       CORP.        applications
--------------------------------------------------------------------------------
4.     PERKIN-ELMER Analytical instruments, optics, life science            1.7%
       CORP.
--------------------------------------------------------------------------------
5.     MOBIL        International oil/gas exploration, development          1.7%
       CORP.
--------------------------------------------------------------------------------
6.     EMERSON      Diversified manufacturer of electrical equipment        1.6%
       ELECTRIC
       CO.
--------------------------------------------------------------------------------
7.     UNOCAL       Crude oil and natural gas                               1.6%
       CORP.
--------------------------------------------------------------------------------
8.     PROCTER &    Household, personal care and food products              1.5%
       GAMBLE
       CO.
--------------------------------------------------------------------------------
9.     BURLINGTON   Transportation and information services                 1.5%
       NORTHERN
--------------------------------------------------------------------------------
10.    CROWN        Metal, plastic and composite containers                 1.5%
       CORK &
       SEAL CO.
--------------------------------------------------------------------------------
11.    CORESTATES   Banking, discount brokerage and leasing services        1.5%
       FINANCIAL
       CORP.
--------------------------------------------------------------------------------
12.    HARRIS       Government systems/communications                       1.5%
       CORP.
--------------------------------------------------------------------------------
13.    PITNEY       Mailing, shipping, copying, dictating and facsimile     1.5%
       BOWES        systems
--------------------------------------------------------------------------------
14.    GM HUGHES    Electronic systems for automotive,                      1.5%
       ELECTRONICS  telecommunications
       CORP.        and defense applications
--------------------------------------------------------------------------------
15.    ITT          Insurance provider                                      1.5%
       HARTFORD
       GROUP
--------------------------------------------------------------------------------
16.    CINCINNATI   Telecommunications services, information systems and    1.4%
       BELL         marketing services
--------------------------------------------------------------------------------
17.    ELI LILLY    Pharmaceutical and animal health products               1.4%
       & CO.
--------------------------------------------------------------------------------
18.    MERCK &      Research-driven pharmaceutical products and services    1.3%
       CO., INC.
--------------------------------------------------------------------------------
19.    UNITED       Designs, develops, manufactures and sells               1.3%
       TECHNOLOGIES high-technology products
--------------------------------------------------------------------------------
20.    BETZ         Water treatment chemicals                               1.2%
       LABORATORIES
--------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

Portfolio of Investments at October 31, 1996
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                 NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--6.7%           Air Products & Chemicals                                41,600    $  2,496
                                 Betz Laboratories                                       60,700       3,187
                                 Canon, Inc.                                              1,000          19
                                 Cementos Mexicanos, S.A. de C.V., "B", ADR              21,000          75
                                 Crown Cork & Seal Co., convertible preferred            85,000       3,952
                                 W.R. Grace & Co.                                        35,500       1,881
                                 Mitsubishi Heavy Industries                              9,000          69
                                 Monsanto Co.                                            30,000       1,189
                                 Pall Corp.                                              80,000       2,050
                                 Rentokil Group PLC                                      11,000          74
                                 Sumitomo Metal Industries                               23,000          63
                                 Technip S.A.                                               352          31
                                 Toray Industries                                        11,000          66
                                 Witco Corp.                                             67,000       2,077
                                 --------------------------------------------------------------------------
                                                                                                     17,229
-----------------------------------------------------------------------------------------------------------
CAPITAL GOODS--10.2%             Boeing Co.                                              15,000       1,431
                                 Emerson Electric Co.                                    46,350       4,125
                                 GM Hughes Electronics Corp.                             70,000       3,736
                                 General Electric Co.                                    26,400       2,554
                                 B.F. Goodrich Co.                                       69,300       2,937
                                 Honda Motor Co., Ltd.                                    3,000          72
                                 Kyocera Corp.                                              400          26
                                 Laidlaw One Inc., convertible preferred                 30,000       1,320
                                 Matsushita Electric Industrial Co., Ltd.                 4,500          72
                                 Murata Manufacturing                                     2,200          71
                                 Sundstrand Corp.                                       107,000       4,307
                                 United Technologies                                     25,000       3,219
                                 Westinghouse Electric Corp.                            130,000       2,226
                                 --------------------------------------------------------------------------
                                                                                                     26,096
-----------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.1%         Brunswick Corp.                                        120,000       2,820
                                 Burton Group PLC                                        37,784          92
                                 Circuit City Stores                                     56,000       1,834
                              (a)Circus Circus Enterprises                               30,000       1,035
                              (a)Consolidated Stores Corporation                         55,400       2,140
                                 Deluxe Corp.                                            90,000       2,936
                                 Walt Disney Company                                     17,100       1,126
                              (a)Liberty Media Group, "A"                                40,000       1,030
                                 Marriott International                                  20,000       1,138
                                 Melville Corp.                                          70,000       2,608
                                 Meredith Corp.                                          40,000       2,010
                                 Reader's Digest Association                             75,000       2,672
                                 Reed International PLC                                   4,719          88
                              (a)Toys R Us                                               55,000       1,863
                                 --------------------------------------------------------------------------
                                                                                                     23,392

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%           Dole Food Co.
                                   common stock                                          25,000    $    975
                                   convertible preferred                                 60,000       2,362
                                 Duracell International Inc.                             22,750       1,519
                                 Kimberly-Clark Corp.                                    15,000       1,399
                                 Philip Morris Companies                                 32,000       2,964
                                 Procter & Gamble Co.                                    40,000       3,960
                                 Seagram Co. Ltd.                                        25,000         947
                                 Sysco Corp.                                             80,000       2,720
                                 --------------------------------------------------------------------------
                                                                                                     16,846
-----------------------------------------------------------------------------------------------------------
ENERGY--7.8%                     AMOCO Corp.                                             35,000       2,651
                                 Amerada Hess Corp.                                      45,000       2,492
                                 Enron Corp., convertible preferred                      60,000       1,470
                                 Halliburton Co.                                         30,000       1,699
                                 Mobil Corp.                                             36,300       4,238
                                 Ultramar Corp.                                         100,000       2,862
                                 Union Pacific Resources Group                           23,714         652
                                 Unocal Corp.                                           110,000       4,029
                                 --------------------------------------------------------------------------
                                                                                                     20,093
-----------------------------------------------------------------------------------------------------------
FINANCE--14.0%                   Allstate Corp.                                          54,000       3,031
                                 Bank of Boston                                          40,800       2,611
                                 Bank of Ireland                                         11,172          92
                                 CITIC Pacific Ltd.                                      11,000          53
                                 Chase Manhattan Corp.                                   20,000       1,715
                                 Cheung Kong Holdings Ltd.                                5,000          40
                                 Chubb Corp.                                             28,000       1,400
                                 Corestates Financial Corp.                              80,000       3,890
                                 Development Bank of Singapore                            5,000          60
                                 Federal National Mortgage Association                   41,000       1,604
                                 First Chicago NBD Corp.                                 45,000       2,295
                                 General Re Corp.                                        15,000       2,209
                                 Great Western Financial Corp.                          100,000       2,800
                                 ITT Hartford Group                                      59,000       3,717
                                 Internationale Nederlanden Groep                         2,934          92
                                 Jefferson-Pilot Corp.                                   33,400       1,900
                                 KeyCorp                                                 26,000       1,212
                                 Krung Thai Bank Public Co. Ltd.                          3,600          10
                                 Northern Trust Co.                                       9,000         623
                                 PNC Bank Corp.                                          70,000       2,537
                                 Signet Banking Corp.                                    39,900       1,152
                                 Wilmington Trust Corp.                                  71,200       2,688
                                 --------------------------------------------------------------------------
                                                                                                     35,731

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------
HEALTH CARE--12.4%               Abbott Laboratories                                     28,000    $  1,417
                                 American Home Products                                  30,200       1,850
                              (a)Amgen, Inc.                                             20,000       1,226
                                 Astra AB                                                 1,780          82
                                 Beckman Instruments                                     70,000       2,572
                              (a)Fresenius Medical AG, ADS                               26,751         799
                              (a)HealthCare COMPARE Corp.                                30,000       1,320
                                 Eli Lilly & Co.                                         52,000       3,666
                                 McKesson Corp.                                          37,000       1,841
                                 Merck & Co., Inc.                                       45,000       3,336
                              (a)Nellcor Puritan Bennett Incorporated                    60,000       1,170
                                 Omnicare Inc.                                           30,000         818
                                 Perkin-Elmer Corp.                                      80,000       4,290
                                 Pharmacia & Upjohn                                      69,000       2,484
                                 Roche Holding AG, with warrants expiring May 1998            9          69
                              (a)St. Jude Medical                                        56,600       2,236
                                 Sandoz, Ltd.                                            22,500       1,297
                              (a)Ventritex Inc.                                          52,300       1,193
                                 --------------------------------------------------------------------------
                                                                                                     31,666
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.7%                 Adobe Systems                                           35,000       1,212
                              (a)Cadence Design Systems                                  30,100       1,099
                              (a)Ceridian Corp.                                          20,000         992
                              (a)Compaq Computer Corp.                                   10,000         696
                                 Electronic Data Systems                                 35,534       1,599
                                 L.M. Ericsson Telephone Co., "B"                         2,459          67
                                 Harris Corp.                                            61,100       3,826
                              (a)National Semiconductor Corp.                            90,000       1,732
                              (a)Oracle Corp.                                            15,000         635
                                 Pitney Bowes                                            68,000       3,800
                              (a)Sterling Commerce                                       40,000       1,125
                              (a)Sun Microsystems                                        27,700       1,690
                                 Texas Instruments                                       50,000       2,406
                                 Xerox Corporation                                       28,425       1,318
                                 --------------------------------------------------------------------------
                                                                                                     22,197
-----------------------------------------------------------------------------------------------------------
TRANSPORTATION--5.1%             Burlington Northern                                     48,000       3,954
                                 Canadian National Railway Company                       54,276       1,493
                                 Nippon Express                                           4,000          33
                                 Ryder System Inc.                                      182,000       5,414
                                 Swire Pacific Ltd., "A"                                  5,500          49
                                 Union Pacific Corp.                                     37,000       2,077
                                 --------------------------------------------------------------------------
                                                                                                     13,020
-----------------------------------------------------------------------------------------------------------
UTILITIES--5.4%                  Ameritech Corp.                                         90,000       4,927
                                 Cincinnati Bell                                         74,820       3,694
                                 Frontier Corp.                                          75,000       2,175
                                 Iberdrola, S.A.                                          6,800          72
                                 SBC Communications Inc.                                 61,000       2,966
                                 Telefonica del Peru, S.A., ADS                           3,500          72
                                 --------------------------------------------------------------------------
                                                                                                     13,906
                                 --------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--86.0%
                                 (Cost: $201,869)                                                   220,176
                                 --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE OBLIGATIONS                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--3.7%         Federated Department Stores, 5.00%, 2003                $1,800    $  2,020
                                 Hilton Hotels, 5.00%, 2006                               2,250       2,497
                                 Home Depot, 3.25%, 2001                                  2,500       2,500
                                 Pep Boys - Manny Moe & Jack, 4.00%, 1999                   800         836
                                 Saks Holdings, Inc., 5.50%, 2006                         1,500       1,575
                                 --------------------------------------------------------------------------
                                                                                                      9,428
-----------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.5%           Magna International Inc., 5.00%, 2002                    1,300       1,427
                                 --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
HEALTH CARE--1.3%                ALZA Corp., 5.00%, 2006                                  2,500       2,400
                                 Sandoz Capital BVI, 2.00%, 2002                            800         878
                                 --------------------------------------------------------------------------
                                                                                                      3,278
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.5%                 Analog Devices, 3.50%, 2000                              1,700       1,989
                                 National Data Corp., 5.00%, 2003                         2,000       2,000
                                 3Com Corporation, 10.25%, 2001                             700       1,453
                                 Xilinx, Inc., 5.25%, 2002                                1,000         950
                                 --------------------------------------------------------------------------
                                                                                                      6,392
                                 --------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE OBLIGATIONS--8.0%
                                 (Cost: $19,507)                                                     20,525
                                 --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--5.28% to 5.40%
INSTRUMENTS--9.7%                Due--November and December 1996
                                 Bridgestone Corporation                                  5,000       4,992
                                 Dynamic Funding Corporation                              6,000       5,990
                                 Enserch Corporation                                      5,000       4,976
                                 Other                                                    9,000       8,981
                                 --------------------------------------------------------------------------
                                 TOTAL MONEY MARKET INSTRUMENTS--9.7%
                                 (Cost: $24,940)                                                     24,939
                                 --------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--103.7%
                                 (Cost: $246,316)                                                   265,640
                                 --------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(3.7)%                     (9,468)
                                 --------------------------------------------------------------------------
                                 NET ASSETS--100%                                                  $256,172
                                 --------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $246,316,000 for federal income tax purposes at October 31, 1996, the gross unrealized appreciation was $22,060,000, the gross unrealized depreciation was $2,736,000 and the net unrealized appreciation on investments was $19,324,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996
(in thousands)

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $246,316)                                                                               $265,640
-------------------------------------------------------------------------------------------------------
Cash                                                                                                576
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                                1,254
-------------------------------------------------------------------------------------------------------
  Fund shares sold                                                                                1,078
-------------------------------------------------------------------------------------------------------
  Dividends and interest                                                                            619
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                269,167
-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                          11,561
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                                            1,052
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    124
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          35
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        52
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            145
-------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                     26
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            12,995
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $256,172
-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                $186,540
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                   48,645
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                       19,324
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               1,663
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $256,172
-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($198,968,000 / 11,607,000 shares outstanding)                                                 $17.14
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $18.19
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($54,085,500 / 3,165,600 shares outstanding)                                                   $17.09
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($3,105,000 / 181,000 shares outstanding)                                                      $17.15
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($13,800 / 800 shares outstanding)                                                             $17.18
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1996
(in thousands)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                     $ 3,915
-------------------------------------------------------------------------------------------------------
  Interest                                                                                        1,579
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                       5,494
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  1,198
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         245
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       497
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            816
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  39
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            55
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           24
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                2,874
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             2,620
-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign currency transactions                    48,809
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                           (3,487)
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          45,322
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $47,942
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                                YEAR ENDED OCTOBER 31,
                                                                               1996                1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                                      $  2,620               2,226
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            48,809              13,899
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                        (3,487)             15,753
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           47,942              31,878
---------------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                                 36                (252)
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income                                      (2,271)             (2,340)
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                         (13,966)               (244)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                               (16,237)             (2,584)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                        56,165             (13,948)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                   87,906              15,094
---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of year                                                             168,266             153,172
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$1,663 and $1,262, respectively)                                             $256,172             168,266
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,198,000 for the year ended October 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                    COMMISSIONS
                                                                                   ALLOWED BY KDI
                                                           COMMISSIONS     -----------------------------
                                                         RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                         ---------------   -------------   -------------
                             Year ended
                             October 31, 1996               $72,000          424,000          11,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                     COMMISSIONS AND
                                                                                   DISTRIBUTION FEES
                                                         DISTRIBUTION FEES             PAID BY KDI
                                                         AND CDSC RECEIVED   -----------------------------
                                                             BY KDI          TO ALL FIRMS    TO AFFILIATES
                                                         -----------------   -------------   -------------
                             Year ended
                             October 31, 1996            $ 286,000          539,000          3,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                  ASF PAID BY KDI
                                                          ASF PAID BY       -----------------------------
                                                         THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                         ----------------   -------------   -------------
                             Year ended
                             October 31, 1996               $497,000          512,000          15,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $633,000 for the year ended October 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1996, the Fund made no payments to its officers and incurred trustees' fees of $19,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $389,471

                             Proceeds from sales                         352,743

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                       1996   YEAR ENDED OCTOBER 31,   1995
                                                               ---------------------           ---------------------
                                                               SHARES        AMOUNT            SHARES        AMOUNT
                                      ------------------------------------------------------------------------------
                                       SHARES SOLD
                                      ------------------------------------------------------------------------------
                                       Class A                  2,996       $ 46,627            1,743       $ 23,136
                                      ------------------------------------------------------------------------------
                                       Class B                  3,136         49,419            1,447         19,285
                                      ------------------------------------------------------------------------------
                                       Class C                    168          2,667              102          1,283
                                      ------------------------------------------------------------------------------
                                       Class I                      3             39               --             --
                                      ------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      ------------------------------------------------------------------------------
                                       Class A                    976         13,750              198          2,454
                                      ------------------------------------------------------------------------------
                                       Class B                    110          1,543                4             46
                                      ------------------------------------------------------------------------------
                                       Class C                      6             80               --             --
                                      ------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                      ------------------------------------------------------------------------------
                                       Class A                 (2,753)       (42,327)          (3,870)       (50,273)
                                      ------------------------------------------------------------------------------
                                       Class B                   (956)       (14,819)            (672)        (9,197)
                                      ------------------------------------------------------------------------------
                                       Class C                    (51)          (785)             (53)          (682)
                                      ------------------------------------------------------------------------------
                                       Class I                     (2)           (29)              --             --
                                      ------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                      ------------------------------------------------------------------------------
                                       Class A                     70          1,055               16            212
                                      ------------------------------------------------------------------------------
                                       Class B                    (70)        (1,055)             (16)          (212)
                                      ------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                         $ 56,165                        $(13,948)
                                      ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                     --------------------------------------------
                                                                      CLASS A
                                                     --------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                     1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $14.87     12.33     13.88     12.72     13.24
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .22       .19       .19       .18       .18
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.45      2.57      (.71)     1.13       .41
-------------------------------------------------------------------------------------------------------
Total from investment operations                      3.67      2.76      (.52)     1.31       .59
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .20       .20       .19       .15       .14
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 1.20       .02       .84        --       .97
-------------------------------------------------------------------------------------------------------
Total dividends                                       1.40       .22      1.03       .15      1.11
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $17.14     14.87     12.33     13.88     12.72
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         26.72%    22.74     (3.82)    10.35      4.76
 RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.26%     1.30      1.48      1.25      1.46
-------------------------------------------------------------------------------------------------------
Net investment income                                 1.40%     1.47      1.50      1.28      1.63
-------------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------------
                                                                          CLASS B
                                                    ----------------------------------------------------
                                                                                             MAY 31
                                                        YEAR ENDED OCTOBER 31,            TO OCTOBER 31,
                                                     1996                   1995              1994
---------- --------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------- --------------------------------------------------------------------------------------------
Net asset value, beginning of period                $14.82                  12.29            12.30
---------- --------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .10                    .09              .06
---------- --------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.45                   2.56             (.01)
---------- --------------------------------------------------------------------------------------------
Total from investment operations                      3.55                   2.65              .05
---------- --------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .08                    .10              .06
---------- --------------------------------------------------------------------------------------------
  Distribution from net realized gain                 1.20                    .02               --
---------- --------------------------------------------------------------------------------------------
Total dividends                                       1.28                    .12              .06
---------- --------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.09                  14.82            12.29
---------- --------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        25.82%                 21.76              .42
---------- --------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------- --------------------------------------------------------------------------------------------
Expenses                                              2.08%                  2.06             2.43
---------- --------------------------------------------------------------------------------------------
Net investment income                                  .58%                   .71              .33
---------- --------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

                                                               CLASS C                      CLASS I
                                                 -----------------------------------      -------------
                                                                           MAY 31         NOVEMBER 22,
                                                    YEAR ENDED               TO              1995 TO
                                                   OCTOBER 31,          OCTOBER 31,        OCTOBER 31,
                                                  1996      1995            1994              1996
------------------------------------------------------------------------------------      -------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------      -------------
Net asset value, beginning of period             $14.88     12.32          12.30              15.30
------------------------------------------------------------------------------------      -------------
Income from investment operations:
  Net investment income                             .10       .07           .09                .36
------------------------------------------------------------------------------------      -------------
  Net realized and unrealized gain (loss)          3.45      2.62          (.01)              2.96
------------------------------------------------------------------------------------      -------------
Total from investment operations                   3.55      2.69           .08               3.32
------------------------------------------------------------------------------------      -------------
Less dividends:
  Distribution from net investment income           .08       .11           .06                .24
------------------------------------------------------------------------------------      -------------
  Distribution from net realized gain              1.20       .02            --               1.20
------------------------------------------------------------------------------------      -------------
Total dividends                                    1.28       .13           .06               1.44
------------------------------------------------------------------------------------      -------------
Net asset value, end of period                   $17.15     14.88          12.32              17.18
------------------------------------------------------------------------------------      -------------
TOTAL RETURN (NOT ANNUALIZED)                     25.75%    22.04           .67               21.89
------------------------------------------------------------------------------------      -------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------      -------------
Expenses                                           2.05%     2.01           2.33              1.31
------------------------------------------------------------------------------------      -------------
Net investment income                               .61%      .76           .43               1.33
------------------------------------------------------------------------------------      -------------


--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                   1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $256,172     168,266     153,172     196,327     182,553
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               166%        117         131         222         178
--------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended October 31, 1996 was $.0587.
--------------------------------------------------------------------------------
NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS

TRUSTEES                                          OFFICERS

STEPHEN B. TIMBERS                                TRACY M. CHESTER
President and Trustee                             Vice President

DAVID W. BELIN                                    CHARLES R. MANZONI, JR.
Trustee                                           Vice President

LEWIS A. BURNHAM                                  JOHN E. NEAL
Trustee                                           Vice President

DONALD L. DUNAWAY                                 STEVEN H. REYNOLDS
Trustee                                           Vice President

ROBERT B. HOFFMAN                                 PHILIP J. COLLORA
Trustee                                           Vice President
                                                  and Secretary
DONALD R. JONES
Trustee                                           JEROME L. DUFFY
                                                  Treasurer
DOMINIQUE P. MORAX
Trustee                                           ELIZABETH C. WERTH
                                                  Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141
                                  1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

(RECYCLE LOGO)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund prospectus.

KBCF - 2 (12/96)

                                                     KEMPER FUNDS LOGO

                                                                      1025990
                                                         Printed in the U.S.A.